


ORIGINAL
Stryve
BEEF
BILTONG




VACADILLOS
CARNE SECA
Small Bites. Mucho Sabor. Vacadillos.


ORIGINAL
Stryve
BEEF
BILTONG

Stryve

Helping America Snack Better

INVESTOR PRESENTATION

June 2, 2021


Stryve

Executive Summary

Our Mission


BEEF BILTONG

Help Americans snack better and live happier, better lives

Presentation Team



Jaxie Alt

Co-CEO and Chief Marketing Officer

Prior to joining Stryve, Jaxie spent 17+ years at Dr Pepper Snapple Group where she served as Co-Chief Marketing Officer managing $10b+ in retail sales and $300mm+ in marketing spend.

Prior Experience



Joe Oblas

Co-CEO and Co-Founder

Prior to co-founding Stryve, Joe founded and successfully exited ProSupps, one of the fastest growing sports nutrition brands. He also co-founded Juice Stop which grew to 150 stores in 22 states prior to exiting the business.

Prior Experience



Alex Hawkins

Chief Operating Officer

Prior to joining Stryve, Alex was an operationally focused Principal investor at Rosewood Private Investments, leading $400mm+ of transactions. He is a CFA Charterholder and previously spent time in asset management and process consulting.

Prior Experience

Stryve

At a Glance

Market Opportunity

Aligned with Consumer Shift in Snacking Toward Better-for-You Products

$5B 2022F Meat Snacking

$110B 2022F Total Snacking

Financial Highlights

63% CAGR 2018A-2020A Gross Revenue

65% Increase in Q1 Gross Profit YOY

$1M E-commerce Net Sales Monthly(1)

39% Q1 2021 Gross Margin(2)

Loyal Customer Base

+385% Increase in Q1 DTC Sales YOY

50% Instagram Follower Growth in Q1 2021

26% Stryve.com Subscriber Growth in Q1 2021

25% Of 2021 Stryve.com Sales Driven by E-mail Campaigns

Manufacturing Capabilities

Largest USDA Approved Air-Dried Meat Manufacturing Facility

>$100M Revenues Achievable with Current Capacity

HIGH Barrier to Entry

Distribution

10+ Unique Sale Channels

>25,000 Retail Doors of Distribution

+4,000 New Retail Doors Added YTD

+77% Increase in Retail Dollar Sales YOY(3)

Leadership

Multi-decade experience creating and managing multi-billion-dollar sales budgets

50+ Years Collective Experience in CPG

>$430M Collective TEV(4) of Founded Business'

Sources: Statista as of 1/13/2021, 12-week SPINs data as of 5/16/2021

(1) Average monthly Net Sales of Stryve's overall e-commerce business over the three-month period ending March 31, 2021.
(2) Calculated off Net Revenue
(3) Increase in dollar sales at retail of Stryve products based on trailing 12-week data as of 5/16/2021 vs. same period over prior year
(4) Represents TEV at exit of business' founded by members of management (Dymatize $380M exit in 2013, the balance is comprised of smaller transactions)

Stryve's Winning Formula

Stryve Foods is an emerging healthy snacking platform focused on manufacturing and marketing highly differentiated healthy snacks that disrupt traditional snacking categories

1. Choose a category in need of disruption driven by ***consumer insights*** in healthy eating



2. *Enter new category* ***through acquisition or greenfield expansion*** to solve that specific consumer need uniquely

3. ***Build omnichannel distribution*** across retail and e-commerce


BRAND BUILDING
PROCESS

4. Use ***metric focused marketing*** to build consumer trust and brand loyalty that drives strong consumer repeat and customer lifetime value

5. ***Vertically integrate*** the category to drive high margins, speed to market and private label capabilities



Platform Expansion Opportunity

Stryve will continue to expand by capitalizing on the strengths of its existing business, while staying true to its mission


OTHER FOOD CATEGORIES
TRAIL MIX
DRIED FRUIT
BREADS & GRAINS
FUNCTIONAL FOODS
NUTS & SEEDS
CEREALS
SNACKS
COOKIES
BARS
CRACKERS
CHIPS
MEAT SNACKS
Stryve
VACADILLOS
KALAHARI BILTONG
Braaitime

Platform Expansion Filters

- Large, fragmented category
- Category has several big CPG players
- White space for health-driven innovation
- Category has underdeveloped channels or target consumers
- Category is e-commerce friendly

Note: Representative categories Stryve may evaluate to enter through acquisition or expansion as it executes against its current growth plans



Industry & Market

Stryve

Innovators are Disrupting Traditional Snacking

Stryve is disrupting the meat snack category with one of the only differentiated product the set has seen in decades. It's a better taste, better texture and better-for-you

Disruptive brands have been redefining traditional CPG snacking categories

SWEETS


HALO TOP
280
SIMPLE
SMART SWEETS

SALTY


SKINNY POP
POPCORN
popchips
CAULIFLOWER

PROTEIN


3 Egg Whites
6 Almonds
4 Cashews
2 Dates
No B.S.
ORIGINAL
Stryve
BEEF
BILTONG

Currently Bringing Healthy Snacking to Meat Snacks

Stryve is building a tribe of early adopters consisting of healthy snack seekers, many of whom are new to the meat snack category

TARGET CONSUMER: HEALTHY SNACK SEEKERS ("HSS")







	Fit & Focused	Disciplined & Dieters	Runners	Cyclists	Families in Motion
Median Age:	40	47	34	45	39
Gender:	Skews female	Skews female	Mixed	Skews male	Mixed
Family:	More likely to have kids	Avg. likelihood to have kids	More likely to have kids	Avg. likelihood to have kids	More likely to have kids
Median HHI:	$86K	$70K	$99K	$87K	$73K
HSS Segment:	44 million	31 million	26 million	24 million	58 million
% Users:	22%	23%	24%	24%	29%

Of the 183M Healthy Snack Seekers in the US, only 25% purchased a meat snack in the prior 12 months(1)

Source: MRI-Simmons 2018 Consumer Segmentation, unduplicated
(1) In the 12 months prior to the date of the survey

Air-Dried Beef vs. Traditional Jerky

Air-dried beef is a better-for-you alternative to traditional jerky giving consumers more protein, zero sugar and zero additives in every serving

- ✓ **More Protein Per Oz.**
  Manufacturing process gives air-dried beef 40-50% more protein per oz. compared to traditional jerky
- ✓ **Zero Sugar**
  Traditional jerkies have up to 10g of sugar per oz
- ✓ **All Natural, Never Cooked**
  Natural curing process is accomplished with beef, vinegar and spices
- ✓ **No Nitrates or Nitrites**
  Other jerkies use nitrates or nitrites to preserve color and flavor
- ✓ **No Preservatives**
  Shelf-stable with a 15-month shelf-life
- ✓ **Paleo and Keto Friendly**
  Air-dried meat is perfect for those on paleo and keto diets given its all-natural, high-protein nature

	Protein per oz	Sugar per oz	Carbs per oz	No Nitrates, Nothing Artificial
Stryve	16g	0g	0g	✓
Tillamook "ZERO SUGAR"	14g	0g	0g	X
Jack Link's	11g	6g	6g	X
Old Trapper	11g	5g	6g	X
Country Archer Jerky Co.	9g	4g	6g	X
Krave	8g	9g	9g	X

Source: Company websites

Stryve

Current Air-Dried Products

Our Air-Dried Meats Come In Multiple Formats, Flavors and Package Sizes

Sliced Biltong

Stryve KALAHARI Braaitime



Biltong Sticks

Stryve Braaitime



Meat Crisps

KALAHARI



Carne Seca

VACADILLOS



Biltong Slabs

Stryve KALAHARI



Chili Bites

Braaitime



South African	North American	Latin American


SPICY PERI PERI
Stryve
BEEF
BILTONG

Company Overview

Seasoned Management Team

Collectively, Stryve's leadership has deep experience in growing profitable businesses across many segments leading to several material exits for investors. Each member joined the Stryve family because they are extremely passionate about the Company's mission and believe that Stryve represents the unique alignment of a purpose-driven, high growth opportunity



Joe Oblas | **Co-Founder & Co-CEO**

- Prior to co-founding Stryve, Joe founded and successfully exited ProSupps, one of the fastest growing sports nutrition brands. He also co-founded Juice Stop which grew to 150 stores in 22 states prior to exiting the business



Jaxie Alt | **Co-CEO & Chief Marketing Officer**

- Prior to joining Stryve, Jaxie spent 17+ years at Dr Pepper Snapple Group where she served as Co-Chief Marketing Officer managing $10b+ in retail sales and $300mm+ in marketing spend



Alex Hawkins | **Chief Operating Officer**

- Prior to joining Stryve, Alex was an operationally focused Principal investor at Rosewood Private Investments, leading $400mm+ of transactions. He is a CFA Charterholder and previously spent time in asset management and process consulting



Scott McCombs | **Chief Financial Officer**

- Prior to joining Stryve, Scott spent 16 years at 7-Eleven, where he held senior finance roles across FP&A, Merchandise & Operations, Pricing, and Business Intelligence. Most recently he served as SVP Finance for CBRE Commercial RE where he managed revenue of over $7B



Bruce Boettner | **Chief Sales Officer**

- Prior to joining Stryve, Bruce served as VP of Sales at Humm Kombucha and previously spent 14+ years at Kashi, where he served as sales lead and scaled revenue to >$400M.



Warren Pala | **Chief Manufacturing Officer**

- Warren founded Braaitime, one of Stryve's early acquisitions. He pioneered commercial biltong production in the United States working closely with the USDA in the development of biltong specific standards

Board of Directors – Post Business Combination

After closing of the Business Combination, the Company will be supported by a Board of Directors compromised of individuals who each bring a diverse wealth of experience and knowledge



TED CASEY

Co-Founder and Chairman of Stryve
Founder of Dymatize Nutrition



JOE OBLAS

Co-Founder and Co-CEO of Stryve
Founder of ProSupps



JAXIE ALT

Co-CEO and CMO of Stryve
Former Co-Chief Marketing Officer
Dr Pepper Snapple Group



BO RAMSEY

Chief Investment Officer for
Pendyne Capital



KEVIN VIVIAN

Former Senior Vice President
and National Sales Director of
Frito-Lay



LUKE WEIL

Chairman and Founder of
Andina Acq. Corp III, Andina II
and Andina I



MAURICIO ORELLANA

COO Andina Acq Corp III
Founder of Andina III and
Andina II

Stryve's Brands Today


Stryve




KALAHARI CRISPS
ROSEMARY CITRUS


Braaitime
PERI PERI
Nutrition Facts
Serving size 1 oz (28g)
Calories 90
OUR COMMITMENT
INGREDIENTS
DIRECTIONS FOR USE

Stryve BILTONG SNACKS

VACADILLOS

KALAHARI SNACKS

Braaitime

Segmenting the Market Landscape of Meat Snacks

Based on protein density and sugar content, Stryve's portfolio of air-dried meats is one of the healthiest meat snacks in the market


High Protein
16 grams/ounce
High Sugar
10 grams/ounce
Low Sugar
0 grams/ounce
Low Protein
5 grams/ounce

Disciplined, Metric Focused Marketing

Marketing strategy is focused on building awareness, driving trial, and supporting repeat purchases

Build Awareness

You Tube
TikTok
amazon
Google

SOCIAL MEDIA INFLUENCERS



Forbes
To elevate your snack game without… bring along some biltong from Stryve

delish
Named Stryve on the list of "Best 16 Store Bought Keto Snacks Money Can Buy"

Parade
We like Stryve Beef Biltong because it has zero sugar, no MSG, gluten, nitrates or preservatives. It also comes in delicious flavors

EatThis,NotThat!
Say hello to your new favorite high-protein, zero-sugar snack

Drive Trial


BEST FOODS 20 Men'sHealth 21 FOR MEN
2021 CHEFSBEST AWARD EXCELLENCE


Stryve
Stryve


Stryve
PROTEIN SNACKS



Support Repeat


Email Marketing
SMS

Over 260k email addresses


stryvebiltong
222 Posts
37K Followers
204 Following
Stryve Biltong
Stryve beef #biltong is what jerky Stryve's to be
High Protein. ZEROg sugar!
Meet the squad…more
linktr.ee/StryveBiltong
Plano, Texas
Followed by ayobafoods, baseculture and 27 others


INNOVATION

Stryve

Strong Retail Footprint…

STRYVE BRANDS IN MARKET TODAY…

Sprouts Farmers Market, Kroger, Publix, 7-Eleven, Walmart
Meijer, Wegmans, Hannaford, Hy-Vee, Natural Grocers
Weis, Giant, United Supermarkets, Sendik's Food Market, Earth Fare
Lazy Acres Natural Market, Bristol Farms, Price Chopper, Tops, Rouses Markets
REI Co-op, Central Market, Life Time Fitness, Fred Meyer, Ralphs
Shell, Circle K, Love's, TravelCenters of America, CVS pharmacy
Roche Bros., Woodman's Markets, D'AG NYC, Infra, National Co+op Grocers

ADDING IN 2021!

NEW IN 2021

target, Costco Wholesale, Thrive Market
DG, Wawa, L&B
Market of Choice, Huckleberry's Natural Market
QuickChek, Daily's
Lunardi's, HSN
McKeever's Market

Note: Logo's represent selected customers, not intended to be comprehensive

...With Massive Room to Grow

Company has significant headroom to expand its footprint even further

Grow Penetration in Existing Channels


(max all-commodity value)
76%
72%
54%
13%
21%
7%
Food
MULO(1)
Convenience
Stryve Brand
Competitor Avg. (2)

Expand SKUs on Shelf


Opportunity Across All Accounts
5
3
3
2
2
2
2
2
Full Penetration
Kroger
Natural Grocers
Walmart
Sprouts
Wegman's
Meijer
Hannaford

Source: 12-week SPINs ending 5/27/2021 Stryve brand only

(1) "Multi Outlet", includes Food/Grocery, Drug, Mass Merchandisers, Walmart, Club Stores, Dollar Stores, etc.

(2) Competitor group includes: Jack Links, Slim Jim, Country Archer, and EPIC

Strong E-Commerce Momentum

In late 2019, the Company set strategic plans in motion to prioritize e-commerce as a top channel for growth. A key part of this plan was an official launch of Stryve.com in mid-April 2020

Stryve.com – Launched mid-2020

- Stryve utilizes a data-driven approach to grow the e-commerce space with specific consumer segmentation and messaging tailored for each audience
- Recurring revenue is quickly compounding through intelligent e-mail flows and subscribe & save offerings
- Increased DTC revenues from ~$19,000 in 2019 to ~$3.6M in 2020 and projected to nearly double in 2021

Amazon – Launched in 2019

- Amazon Q1'21 sales are up 70% versus same period last year
- 80% growth in number of unique customers who purchased in Q1'21 versus same period last year
- 33% returning customer rate on Amazon in Q1'21

E-Commerce – Accumulated Gross Revenue[1]



($ in thousands)
Stryve.com
Amazon
$152
$295
$484
$445
$678
$548
$1,407
$685
$722
$2,210
$834
$1,376
$2,775
$1,016
$1,759
$3,343
$1,181
$2,162
$3,816
$1,334
$2,482
$4,199
$1,496
$2,703
$4,764
$1,688
$3,076
$5,493
$1,892
$3,601
$6,277
$2,110
$4,166
$7,083
$2,355
$4,728
$8,037
$2,650
$5,387
January '20
February
March
April
May
June
July
August
September
October
November
December
January '21
February
March
Stryve.com Testing & Analytics
Stryve.com Launch Results

Source: ClearCut Analytics: Category Analysis, Dried Meats, ClearCut Analytics: Category Analysis, Biltong, Amazon Seller Central Data

(1) – Stryve brand sales only; unaudited

Vertical Integration

Stryve's manufacturing facility is the largest USDA approved air-dried meat manufacturing facility in the US, allowing the Company to scale with minimal additional capital expenditures

$100M	Largest USDA Approved	>$10M	SQF Level II
Facility Capacity(1)	Air-Dried Meat Manufacturing Facility	Invested into Facility	Food Safety Certification

Regulation Creates Barriers to Entry

- USDA has been extremely restrictive on approving facilities
- Importation of processed meat is prohibited limiting international competition
- Management is aware of only one air-dried meat facility capable of commercial production – a facility that is one-third the size of Stryve's



Flexibility & Value Protection

- Excess capacity for contract or private label customers creates value floor for investors assessing downside risk
- Scarcity of manufacturing capacity for air dried beef in the U.S. makes Stryve's facility a uniquely valuable asset
- 18 acres of land surrounding the building allows for seamless future expansion



Spray Beef with Vinegar | Cut Beef into Slabs | Mix Slabs with Spices | Air Dry | Thinly Slice Slabs | Package Sliced Meats

(1) Modest drying room expansion may be required to reach capacity figure presented. Building was designed to facilitate future expansion to optimize capital expenditure


Stryve

Financials and Transaction Overview

2021 Through March 31st – Key Stats

Stryve's first quarter of 2021 showed significant sales growth, improved gross margins, and overall is evidence of an increasing trend of consumer adoption by virtue of its DTC sales growth.

$6.8M Net Revenue[1]	→	**59%** Increase over Q1'20[1]
$2.7M Gross Profit[1]	→	**65%** Increase over Q1'20[1]
39.2% Gross Margin[1]	→	**445bps** Improvement over FY20[1]
43.1% Net Sales Attributable to DTC E-Commerce[1]	→	**29%** Favorable shift in mix relative to Q1'20[1]

Key Takeaways

- ✓ Category size, platform expansion, and demand for innovative products pave the way for long-term growth
- ✓ Vertical integration supports attractive margins and scalability
- ✓ Direct-to-Consumer and consumable products provide recurring base
- ✓ Fixed vs. variable cost structure supports significant operating leverage

(1) Data from the three months ended March 31, 2021 – this quarterly data is unaudited, preliminary, and are subject to adjustment

Financial Performance

The Company's investment in people, infrastructure, and vertical integration pays significant dividends as revenues grow.

Financial Results

	2019 Fiscal Year *(audited)*	2020 Fiscal Year *(audited)*	2021 First Quarter *(unaudited)*
Sales, net	10,769,623	17,002,052	6,834,475
Cost of Goods Sold	13,309,087	11,097,868	4,156,649
Gross Profit (Loss)	**(2,539,464)**	**5,904,184**	**2,677,826**
Gross Margin (%)	*(23.6%)*	*34.7%*	*39.2%*
Operating Expenses	19,557,763	20,176,252	9,310,647
Other Income/(Expense)[1]	(1,335,391)	(3,274,703)	871,670
Net Loss	**(23,432,618)**	**(17,546,771)**	**(5,761,151)**
Margin (% of Sales)	*(217.6%)*	*(103.2%)*	*(84.3%)*
Interest expense	1,335,391	3,301,818	810,088
Income tax expense (benefit)	-	-	-
Depreciation and amortization	1,089,744	1,290,128	394,848
EBITDA	**(21,007,483)**	**(12,954,825)**	**(4,556,215)**
Margin (% of Sales)	*(195.1%)*	*(76.2%)*	*(66.7%)*

First quarter of 2021 showed improved EBITDA margins despite incurring significant professional service expenses related to the Business Combination

Attractive Unit Economics

+

Platform Built for Operating Leverage

=

Potential for Significantly Improved Margins as the Company Continues to Scale[2]

Notes:
(1) Includes ~$1.7M of PPP Loan Forgiveness recognized as a gain in Q1 2021.
(2) These statements represent management's estimates and are subject to change are not a guarantee of performance. Many factors outside the control of the Company can affect realization of the illustrative statements.

We Are Changing The Way America Snacks

Stryve Brands Today


Stryve
VACADILLOS
KALAHARI SNACKS
Braaitime

2021 Through March 31st – Key Stats

Stryve's first quarter of 2021 showed significant sales growth, improved gross margins, and overall is evidence of an increasing trend of consumer adoption by virtue of its DTC sales growth.

$6.8M Net Revenue[1]	**59%** Increase over Q1'20[1]
$2.7M Gross Profit[1]	**65%** Increase over Q1'20[1]
39.2% Gross Margin[1]	**4.5 points** Improvement over FY20[1]
43.1% Net Sales Attributable to DTC E-Commerce[1]	**29%** Favorable shift in mix relative to Q1'20[1]

Key Takeaways

- ✓ Category size, platform expansion, and demand for innovative products pave the way for long-term growth
- ✓ Vertical integration supports attractive margins and scalability
- ✓ Direct-to-Consumer and consumable products provide recurring base
- ✓ Fixed vs. variable cost structure supports significant operating leverage

Vertical Integration

Stryve's manufacturing facility is the largest USDA approved air-dried meat manufacturing facility in the US, allowing the Company to scale with minimal additional capital expenditures

$100M	**Largest USDA Approved**	**>$10M**	**SQF Level II**
Facility Capacity[1]	Air-Dried Meat Manufacturing Facility	Invested into Facility	Food Safety Certification

Regulation Creates Barriers to Entry

- USDA has been extremely restrictive on approving facilities
- Importation of processed meat is prohibited limiting international competition
- Management is aware of only one air-dried meat facility capable of commercial production – a facility that is one-third the size of Stryve's



Flexibility & Value Protection

- Excess capacity for contract or private label customers creates value floor for investors assessing downside risk
- Scarcity of manufacturing capacity for air dried beef in the U.S. makes Stryve's facility a uniquely valuable asset
- 18 acres of land surrounding the building allows for seamless future expansion



Seasoned Management Team

Collectively, Stryve's leadership has deep experience in growing profitable businesses across many segments leading to several material exits for investors. Each member joined the Stryve family because they are extremely passionate about the Company's mission and believe that Stryve represents the unique alignment of a purpose-driven, high growth opportunity



Joe Oblas — Co-Founder & Co-CEO

- Prior to co-founding Stryve, Joe founded and successfully exited ProSupps, one of the fastest growing sports nutrition brands. He also co-founded Juice Stop which grew to 160 stores in 22 states prior to exiting the business



Jaxie Alt — Co-CEO & Chief Marketing Officer

- Prior to joining Stryve, Jaxie spent 17+ years at Dr Pepper Snapple Group where she served as Co-Chief Marketing Officer managing $1.8b+ in retail sales and $300mm+ in marketing spend



Alex Hawkins — Chief Operating Officer

- Prior to joining Stryve, Alex was an operationally focused Principal investor at Rosewood Private Investments, leading $300mm+ of transactions. He is a CFA Charterholder and previously spent time in asset management and process consulting



Scott McCombs — Chief Financial Officer

- Prior to joining Stryve, Scott spent 16 years at 7-Eleven, where he held senior finance roles across FP&A, Merchandise & Operations, Pricing, and Business Intelligence. Most recently he served as SVP Finance for CBRE Commercial RE where he managed revenue of over $7B



Bruce Boettner — Chief Sales Officer

- Prior to joining Stryve, Bruce served as VP of Sales at Humm Kombucha and previously spent 14+ years at Kashi, where he served as sales lead and scaled revenue to >$600M



Warren Pala — Chief Manufacturing Officer

- Warren founded Braaitime, one of Stryve's early acquisitions. He pioneered commercial biltong production in the United States working closely with the USDA in the development of biltong specific standards

Transaction Overview

($ in millions, except share values)

Sources	
Andina Acqusition III Cash in Trust[(1)]	$14
Sellers' Equity Roll-over[(2)]	$117
Private Placement Equity Financing[(3)]	$53
Total Sources	**$184**

Uses	
Cash Contribution to Holdings[(4)]	$58
Sellers' Equity Roll-over[(2)]	$117
SPAC Transaction Expenses[(5)]	$9
Total Uses	**$184**

Pro Forma Valuation[(6)]	
Pro-Forma Shares Outstanding	21.33
Share Price	$10.0
Implied Equity Value	**$213**
Cash Contribution to Holdings[(4)]	($58)
Pro-Forma Debt	$13
Implied Enterprise Value	**$168**
Pro forma EV / 2021E Net Revenue[(9)]	*3.7x*
Pro forma EV / 2021E Gross Profit[(9)]	*8.0x*
Pro forma EV / 2022E Net Revenue[(9)]	*1.8x*
Pro forma EV / 2022E Gross Profit[(9)]	*3.6x*

Illustrative Pro Forma Ownership[(6)]


Private Units (from IPO) 1.9%
Insider Shares 6.3%
Sellers' Consideration 54.2% (7)
Trust, PIPE, Public Rights 37.6% (8)

(1) Represents the expected amount of the cash held in the Trust Account prior to the Closing (and prior to any redemption by Andina public shareholders), excluding any interest earned on such funds since January 27, 2021.
(2) Assuming Indebtedness as per the Unaudited Proforma Balance Sheet as of March 31, 2021, excluding Stryve transaction expenses, assuming no post-Closing working capital adjustment under the terms of the Business Combination Agreement.
(3) Represents proceeds from Closing PIPE Investment and Bridge PIPE Investment
(4) Includes cash provided from Trust Account, the Closing PIPE Investment, and Bridge PIPE Investment
(5) Represents total estimated fees and expenses incurred by Andina for payment at the Closing, excluding expense reimbursements
(6) Assumes Stryve Transaction Expenses of $1.5MM, no post-Closing working capital adjustment under the terms of the Business Combination Agreement; Assumes Insider shares, Private Rights and private Warrants to be reduced at Closing by 50%
(7) Does not include shares of the Equity Incentive Plan to be submitted for approval of shareholders of 12.5% of shares outstanding at Closing
(8) Does not include 10.8M public warrants exercisable at $11.50 per share. Public Warrants have a non-cash exchange call option at $18.00 per share, which is equivalent to about 4M shares
(9) Projections were prepared in November 2020 subject to certain material assumptions as outlined in Andina's Registration Statement on Form S4 filed with the SEC and were provided to Andina's management during the negotiation of the Business Combination Agreement in the fourth quarter of 2020. These projections have not been updated to incorporate subsequent events.

Appendix

Current Board of Directors

Until Closing, the Company will continue to be governed by its extremely accomplished Board of Directors each of whom brings a wealth of experience and knowledge from which Stryve can draw

Stryve Founders



Ted Casey

Founder of Dymatize Nutrition, a market leader in protein supplementation



Joe Oblas

Founder of ProSupps, one of the fastest growing sports nutrition brands in the industry



Gabe Carimi

Former NFL offensive lineman and Outland Trophy Winner from the University of Wisconsin



Greg Bohlen

Co-Founder of Union Grove Venture Partners and board member of Beyond Meat



Kevin Vivian

Former Senior Vice President and National Sales Director of Frito-Lay



Bo Ramsey

Chief Investment Officer for Pendyne Capital



Peter Rahal

Founder and former CEO of RXBAR. Currently Managing Director of Litani Ventures



Jake Capps

Founder of Meaningful Partners. Prior to that, he was a partner at Lion Capital



Lee Dunlap

Founder of Quest Events, a market leader in the special events industry

Note: See slide 15 for the post-closing board of directors

Healthy Snacking is Accelerating

The global health crisis has accelerated the movement towards functional and nutritious snacking

Snacks Consumed Daily


Do not snack
1-2
3+
20%
42%
47%
2010
2015
2019

Search for Healthy Salty Snacks


I wish there more healthier options
64%
Nutritional information impacts my choice
54%
The ingredients listed impact my choice
51%

47%
of consumers want snacks low in sugar

39%
of consumers look for natural or organic products

7 out of 10
find better-for-you snacks appealing

40%
of consumers say that attributes like "unprocessed" and "natural" are important when selecting a snack

+5%
increase in low-sugar snack products YoY

44%
of consumers eat snacks instead of meals

40%
of consumers believe snacks are part of a healthy diet

64%
of consumers want to see more better-for-you snacks on restaurant menus

Sources: IRI 2019 Snacking Survey, IRI 52 weeks ending 12/29/19 v. Year Ago, Lightspeed/Mintel Consumer Survey – Salty Snacks – January 2019, IRI TSV Model, and The J.M. Smucker Co.

Andina Acquisition Corp. III Overview

$108M	$14M	$500M+
January 2019 Initial Public Offering	Cash-in-Trust as of March 2021	Total Enterprise Value of Andina I / II Transactions
100+	**2**	**>80**
Acquisition Targets Evaluated Since Andina I	Successful SPAC Business Combinations	Years Combined M&A and Finance Experience

Previous SPAC Transactions

Lazydays THE RV AUTHORITY

- Premier RV dealership destination with nationally recognized brand
- Over $550M in revenue in 2016
- $204M pro forma enterprise value

TECNOGLASS

- Vertically-integrated provider of glass and aluminum products
- #1 glass transformation company in Colombia with 40% market share
- LTM June 2013 total revenue of $180M
- $313M pro forma enterprise value

Leadership Team



B. LUKE WEIL
Chairman

- Chairman and Founder of Andina II and Founder of Andina I
- Previously, Head of Int'l Business Development for Scientific Games Corp.
- Started career in Investment Banking Division of Bear Stearns



JULIO TORRES
CEO, Director

- CEO of Andina II and co-CEO of Andina I
- Former Director General of Public Credit and the Treasury with the Colombian Ministry of Finance
- Previously held positions at Nexus Capital Partners and J.P. Morgan



MAURICIO ORELLANA
CFO, Director

- CFO of Andina II and M&A Consultant to Andina I
- Managing Director at Cori Capital Partners
- Previously held positions at Stephens (MD, Latin America Team), the Latin American Infrastructure Fund and the Inter-American Investment Corp.



MAYA HERNANDEZ
Treasurer

- Treasurer and Secretary of Andina II and initial investor in Andina I
- Former Senior Currency Strategist for Latin America, and lead Macro-Economic and Political Analyst for the Andean Region at HSBC

Public Comparable Companies

EV / 2021F Net Revenue[(1)]


22.2x
17.6x
16.7x
7.3x
5.5x
4.2x
3.3x
3.7x
CELSIUS
freshpet
BEYOND MEAT
LAIRD SUPERFOOD
Simply Good
Stryve (1)

EV / 2022F Net Revenue[(1)]


14.8x
13.3x
11.0x
5.4x
3.9x
3.5x
2.6x
1.8x
CELSIUS
freshpet
BEYOND MEAT
Simply Good
LAIRD SUPERFOOD
Stryve (1)

Source: Industry research as of 5/27/2021

(1) EV assumes "Pro Forma Implied Total Enterprise Value" indicated on page 27. Projections were prepared in November 2020 subject to certain material assumptions as outlined in Andina's Registration Statement on Form S4 filed with the SEC and were provided to Andina's management during the negotiation of the Business Combination Agreement in the fourth quarter of 2020. These projections have not been updated to incorporate subsequent events.

Disclaimer

This presentation (the "Presentation") describes the proposed business combination (the "Transaction") between Andina Acquisition Corp. III ("Andina") and Stryve Foods, LLC ("Stryve") that is the subject of the Business Combination Agreement entered into by Andina and Stryve on January 28, 2021 (the "Business Combination Agreement"). More detailed information regarding the Transaction is available in Andina's public filings with the U.S. Securities and Exchange Commission (the "SEC"), including Andina's Current Report on Form 8-K, filed with the SEC on February 3, 2021 (the "Current Report"), and the Registration Statement on Form S-4 filed by Andina with the SEC on March 31, 2021, and any amendments thereto (the "Registration Statement"). Copies of the Current Report, the Registration Statement, and any other documents filed by Andina with the SEC, may be obtained, free of charge, at the SEC's website (www.sec.gov). Information included in this Presentation is current only as of the date of such information indicated in the Presentation and as of no other date. This Presentation is subject to updating, completion, revision, verification and further amendment, provided that Stryve undertakes no duty to update the information contained herein. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice.

No Offer or Solicitation

This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction. This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The information contained in this Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed Transaction and for no other purpose.

Forward Looking Statements

Certain statements made in this Presentation are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "may", "will", "would", "could", "intend", "aim", "believe", "anticipate", "continue", "target", "milestone", "expect", "estimate", "plan", "outlook", "objective", "guidance" and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including, but not limited to, statements regarding Stryve's plans, strategies, objectives, targets and expected financial performance. These forward-looking statements reflect Stryve's current views and analysis of information currently available. This information is, where applicable, based on estimates, assumptions and analysis that Stryve believes, as of the date hereof or as of the date of such information that is indicated in the Presentation, provide a reasonable basis for the information and statements contained herein. These forward-looking statements involve various known and unknown risks, uncertainties and other factors, many of which are outside the control of Andina, Stryve and their respective officers, employees, agents or associates. These risks, uncertainties, assumptions and other important factors, which could cause actual results to differ materially from those described in these forward-looking statements, include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (ii) the inability to obtain or maintain the listing of Andina's common stock on Nasdaq following consummation of the Transaction; (iii) the inability to complete the Transaction due to the failure to obtain approval of the shareholders of Andina or to satisfy other conditions to closing in the Business Combination Agreement; (iv) the inability to meet the minimum cash requirements of the Business Combination Agreement due to the amount of cash available following any Andina shareholder redemptions or the inability to consummate a concurrent PIPE financing; (v) the risk that the proposed business combination disrupts current plans and operations of Stryve as a result of the announcement and consummation of the Transaction; (vi) costs related to the proposed business combination; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to recognize the anticipated benefits of the proposed business combination or meet its financial and strategic goals, which may be affected by, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability, maintain relationships with customers, suppliers and retailers and retain its management and key employees; (ix) the risk that retailers will choose to limit or decrease the number of retail locations in which Stryve's products are carried or will choose not to carry or not to continue to carry Stryve's products; (x) the possibility that Andina or Stryve may be adversely affected by other economic, business, and/or competitive factors; (xi) the effect of the COVID-19 pandemic on Andina and Stryve and their ability to consummate the proposed business combination; and (xii) other risks and uncertainties described from time to time in the Registration Statement, including those under the heading "Risk Factors" therein as well as other risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Andina.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information herein speaks only as of (1) the date of this Presentation, in the case of information about Stryve, or (2) the date of such information, in the case of information from persons other than Stryve. Stryve undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Stryve's industry and end markets are based on sources that Stryve believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Disclaimer *(cont.)*

Use of Projections

This Presentation contains financial forecasts with respect to, among other things, Stryve's production capacity, product pipeline, costs, indebtedness and certain ratios and other metrics derived therefrom for the fiscal years 2021 and 2022. These unaudited financial projections have been provided by Stryve's management, and Stryve's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do not express any opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation by Stryve or Andina that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of Andina or Stryve or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Non-GAAP Financial Measures

This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Stryve's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Stryve's presentation of these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Industry and Market Data

The information contained herein also includes information provided by third parties, such as market research firms. None of Andina, Stryve or their respective affiliates and any third parties that provide information to Andina or Stryve, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of Andina, Stryve or their respective affiliates and any third parties that provide information to Andina or Stryve, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of Andina, Stryve or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Additional Information and Where to Find It

For additional information on the proposed business combination with Andina, see the Current Report, which was filed with the SEC on February 3, 2021. In connection with the proposed Transaction, Andina has filed the Registration Statement with the SEC, which includes a preliminary proxy statement/prospectus of Andina, as may be amended from time to time. Andina will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders.

INVESTORS AND SECURITY HOLDERS OF ANDINA ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2021 AND INCLUDES A PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND, WHEN AVAILABLE, ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH ANDINA'S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION BECAUSE THE PROXY STATEMENT/PROSPECTUS CONTAINS AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS OF ANDINA AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION.

Shareholders will also be able to obtain copies of the Registration Statement, including the proxy statement/prospectus, the Current Report, and any other documents filed by Andina with the SEC, free of charge at the SEC's website (www.sec.gov).

Participants in Solicitation

Andina and Stryve and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Andina's shareholders in connection with the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests of Andina's directors and officers in Andina's filings with the SEC, including the Registration Statement, which includes a preliminary proxy statement/prospectus of Andina for the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests of Stryve's directors and officers in the Registration Statement.

Stryve

BILTONG SNACKS